Exhibit 99.1

Joint Filer Information

Date of Event Requiring Statement:	March 28, 2007

Issuer Name and Ticker or Trading Symbol:	Hungarian Telephone and Cable Corp. (HTC)

Designated Filer:	Permira (Europe) Limited

Other Joint Filers:	Permira Europe II CV3
Permira Europe II CV4
Permira Europe II L.P. 1
Permira Europe II L.P. 2
Permira Europe II Co-Investment Scheme
Schroder Ventures Investments Limited
Permira Europe II Managers L.P

Addresses:	The principal business address of each of the Joint Filers above is Trafalgar Court, Les Banques, St Peter Port, Guernsey, GY1 3QL, Channel Islands

Signatures:

Signed by	)
for and on behalf of	)
Permira Europe II Managers L.P. as	)
general partner of Permira Europe II L.P. 1,	)	/s/ Alistair Boyle
acting by its general partner	)	Alistair Boyle
Permira (Europe) Limited	)	Alternate Director

Signed by	)
for and on behalf of	)
Permira Europe II Managers L.P. as	)
general partner of Permira Europe II L.P. 2)		/s/ Alistair Boyle
acting by its general partner	)	Alistair Boyle
Permira (Europe) Limited	)	Alternate Director

Signed by	)
for and on behalf of	)
Permira Europe II Managers L.P. as	)
managing general partner of	)
Permira Europe II C.V. 3)		/s/ Alistair Boyle
acting by its general partner	)	Alistair Boyle
Permira (Europe) Limited	)	Alternate Director

Signed by	)
for and on behalf of	)
Permira Europe II Managers L.P. as	)
managing general partner of	)
Permira Europe II C.V. 4)		/s/ Alistair Boyle
acting by its general partner	)	Alistair Boyle
Permira (Europe) Limited	)	Alternate Director

Signed by	)
for and on behalf of	)	/s/ Alistair Boyle
Permira (Europe) Limited as manager of	)	Alistair Boyle
Permira Europe II Co-investment Scheme	)	Alternate Director

Signed by	)
for and on behalf of	)	/s/ Alistair Boyle
SV (Nominees) Limited as nominee for	)	Alistair Boyle
Schroder Ventures Investments Limited	)	Alternate Director

Signed by	)
for and on behalf of	)
Permira Europe II Managers L.P.	)	/s/ Alistair Boyle
acting by its general partner	)	Alistair Boyle
Permira (Europe) Limited	)	Alternate Director

Signed by	)
for and on behalf of	)	/s/ Alistair Boyle
Permira (Europe) Limited	)	Alistair Boyle
	)	Alternate Director